                               SCHEDULE 14A
                              (RULE 141-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                        SCHEDULE 14A INFORMATION

     PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ / Preliminary Proxy Statement          / / Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e) (2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

              RENAISSANCE CAPITAL PARTNERS, LTD.
 ---------------------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)
       N/A
 ---------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Person(s) Filing Proxy Statement, if other than the Registrant)
     /X/ $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6(i) (1), or 14a-
         6(i) (2) or Item 22(a) (2) or Schedule 14A.
     / / $500 per each party to the controversy pursuant  to Exchange Act Rule
         14a-6(i) (3).
     / / Fee computed on table  below per Exchange Act Rules 14a-6(i) (4) and
       0-11.

     (1) Title of each class of securities to which transaction applies:
         N/A
 ----------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         N/A
 ----------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         N/A
 ----------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         N/A
 ----------------------------------------------------------------------------
     (5) Total fee paid:
         N/A
 ----------------------------------------------------------------------------
     / / Fee paid previously with preliminary materials
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was
paid  previously.   Identify  the previous  filing  by  registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         N/A
 ----------------------------------------------------------------------------

  (2) Form, Schedule or Registration Statement No.:
       N/A
 ----------------------------------------------------------------------------
    (3) Filing Party:
         Renaissance Capital Partners, Ltd.
 ----------------------------------------------------------------------------
    (4) Date Filed:
         March 31, 1997
 ----------------------------------------------------------------------------

                          Renaissance Capital Partners, Ltd.
                        8080 North Central Expressway, Suite 210
                                  Dallas, Texas 75206

                      NOTICE OF ANNUAL MEETING OF LIMITED PARTNERS
                               To Be Held April 25, 1997



To the Limited Partners of
Renaissance Capital Partners, Ltd.:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Limited Partners (the "Annual Meeting") of Renaissance Capital Partners, Ltd., a Texas limited partnership regulated as a Business Development Company under the Investment Company Act of 1940 ("Renaissance Partners"), will be held at The Westin Hotel, Galleria Dallas, Texas, on April 25, 1997, at 8:00 a.m., local time, for the following purposes:

     1. To consider and vote on a proposal to ratify the appointment by Renaissance Partners' Independent General Partners of KPMG Peat Marwick as independent public accountants for Renaissance Partners for the fiscal year ending December 31, 1997; and

     2. To transact any and all other business that may properly be presented at the Annual Meeting or any adjournment.

     In  addition  to   business  matters,  Limited  Partners  will  have  the
opportunity to meet a selected panel of the principal officers of the Partnership's Portfolio Companies and to hear their business reviews.

     The General Partners have fixed the close of business on March 17, 1997, as the record date (the "Record Date") for determining Limited Partners entitled to notice of and to vote at the Annual Meeting or any adjournment. Whole and fractional limited partnership units ("Units") will be eligible to vote and will be counted for voting purposes on the basis of Partnership Percentages as defined in Renaissance Partners' Restated Agreement and Articles of Limited Partnership. Partnership Percentages entitled to vote at the Annual Meeting were determined as of March 17, 1997.

     You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the annual meeting in person, please promptly mark, sign, date, and return the accompanying proxy card in the enclosed, self-addressed, stamped envelope so that your Units can be voted at the Annual meeting. Your proxy will be returned if you are present at the Annual Meeting and request such return or if you request return in the manner provided for revoking proxies described in the enclosed proxy statement. Prompt response by our Limited Partners will reduce the time and expense of solicitation.

                                By Order of the General Partners of
                                Renaissance Capital Partners, Ltd.

                                /s/ Barbe Butschek

                                BARBE BUTSCHEK,
                                Secretary of Renaissance Capital Group, Inc., Managing General Partner

Dallas, Texas
March 24, 1997

                              Renaissance Capital Partners, Ltd.

                                       PROXY STATEMENT
                                             For
                              ANNUAL MEETING OF LIMITED PARTNERS
                                   To Be Held April 25, 1997


                                    SOLICITATION OF PROXIES

     This Proxy Statement is being furnished to Limited Partners of Renaissance Capital Partners, Ltd., a Texas limited partnership regulated as a Business Development Company under the Investment Company Act of 1940 ("Renaissance Partners"), in connection with the solicitation of proxies to be voted at the 1997 Annual Meeting of Limited Partners (the "Annual Meeting") to be held on April 25, 1997, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Limited Partners and at any adjournment. Renaissance Partners' General Partners are soliciting proxies on behalf of Renaissance Partners. This proxy statement and the proxy card are first being sent to Limited Partners of Renaissance Partners on or about April 4, 1997.

     The accompanying  form of  proxy is  designed  to permit  each holder  of whole or fractional limited partnership units of Renaissance Partners ("Units") to vote for or against or to abstain from voting on Proposal One and to authorize the proxies to vote in their discretion with respect to any other proposal properly presented at the Annual Meeting. When a Limited Partner's executed proxy card specifies a choice with respect to a voting matter, the Units will be voted accordingly. If no specifications are made, such proxy will be voted by those persons named in the proxy at the Annual Meeting FOR the adoption of the proposal to ratify the appointment of KPMG Peat Marwick as independent public accountants for Renaissance Partners for the current fiscal year.

     The General Partners encourage the personal attendance of the Limited Partners at the Annual Meeting. Executing the accompanying proxy will not affect a Limited Partner's right to attend the Annual Meeting and to vote in person.

     Any Limited Partner giving a proxy has the right to revoke it by giving written notice of revocation to Ms. Barbe Butschek, Secretary, Renaissance Capital Group, Inc., 8080 North Central Expressway, Suite 210, Dallas, Texas 75206, at any time before the proxy is voted or by executing and delivering a later-dated proxy or by attending the Annual Meeting and voting his or her Units in person. No notice of revocation or later-dated proxy, however, will be effective until received by Renaissance Capital Group, Inc. (herein "Renaissance Group") at or prior to the Annual Meeting. Such revocation will not affect a vote on any matters taken prior to the receipt of such revocation. Mere attendance at the Annual Meeting will not of itself revoke the proxy.

     In addition to soliciting proxies by mail, officers, directors, and regular employees of Renaissance Group may solicit proxies by personal interview, mail, telephone, and facsimile. Such persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will be requested to forward solicitation material to the beneficial owners of Units. All costs of solicitation will be borne by Renaissance Partners. At the request of a Record Holder who holds for others and at no charge, copies will also be furnished to the Record Holder for distribution to such beneficial holders or, if so requested, directly to the beneficial holders.

     Renaissance Partner's principal offices are located at 8080 N. Central Expressway, Suite 210, Dallas, Texas 75206, and its telephone number is (214) 891-8294.

                                 PURPOSES OF THE MEETING

     At the Annual Meeting, the Limited Partners will have the opportunity to meet selected principal officers of the Partnership's Portfolio Companies and to hear their business reviews. In addition, the Limited Partners of Renaissance Partners will consider and vote upon the following matters:

             1. A proposal to ratify the appointment by the Independent General Partners of Renaissance Partners of KPMG Peat Marwick as independent public accountants for the fiscal year ending December 31, 1997; and

             2. Such other and further business as may properly be presented at the Annual Meeting or any adjournment.



                          VOTING SECURITIES AND PRINCIPAL UNITHOLDERS

     The General Partners have fixed the close of business on March 17, 1997, as the record date (the "Record Date") for the Annual Meeting. Whole and fractional Units will be eligible to vote and will be counted for voting purposes on the basis of Partnership Percentages, as defined in Renaissance Partners' Restated Agreement and Articles of Limited Partnership (the "Partnership Agreement"). Pursuant to Section 11.3 of the Partnership Agreement, Partnership Percentages entitled to vote at the Annual Meeting were determined as of March 17, 1997. Only holders of record of the outstanding Units at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) . At the close of business on the Record Date, Renaissance Partners had issued and outstanding 128,860 Units. The Units are the only class of securities entitled to vote at the Annual Meeting.

                                           REQUIRED VOTE

     The affirmative vote of a majority of the votes represented at the Annual Meeting is required to ratify the Independent General Partners' appointment of KPMG Peat Marwick as independent public accountants for the current fiscal year.

                                           UNIT OWNERSHIP

     At March 17, 1997, Renaissance Group does not own any Units of Renaissance Partners. The following table sets forth information concerning the number of Units of Renaissance Partners beneficially owned at March 17, 1997, by (i) the persons who, to the knowledge of Renaissance Group's management, beneficially owned more than 5% of the outstanding Units,
(ii) each director or executive officer of Renaissance Group, and (iii) the directors and executive officers as a group:

                                      Units               Percent of
   Name and Address of             Beneficially          Total Units
   Beneficial Owner                   Owned              Outstanding

   HEB Investment and                 12.75                9.894%
   Retirement Plan Trust
   P.O. Box 839999
   San Antonio, Texas 78212

   Russell Cleveland                   4.00                3.104%
   8080 N. Central
   Expressway, Suite 210
   Dallas, Texas 75206

                                     Units of             Percent of
   Name and Address of              Beneficially         Total Units
    Beneficial Owner                  Owned              Outstanding

    Barbe Butschek                      .25                .194%
    8080 N. Central
    Expressway, Suite 210
    Dallas, Texas 75206

    All directors and                  4.25               3.298%
    executive officers as a
    group (2 persons)

     To management's knowledge, no other person beneficially owned 5% or more of the outstanding Units.


                                INFORMATION REGARDING GENERAL PARTNERS

     Mr. Ernest C. Hill and Mr. Don M. Patterson serve as the Independent General Partners of Renaissance Partners. Renaissance Group is the Managing General Partner of Renaissance Partners and also serves as the investment adviser to the Fund pursuant to the Investment Advisory Agreement dated February 15, 1994. Renaissance Group is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is subject to the reporting and other requirements thereof. As Managing General Partner, Renaissance Group manages the day-to-day business and operations of Renaissance Partners. Renaissance Partners has no officers or directors.

     Renaissance Partners has been unable to pay Renaissance Group its fee as required by the Investment Advisory Agreement because of a lack of cash flow and this fee is being accrued on the books of Renaissance Partners. As of December 31, 1996, Renaissance Partners owed Renaissance Group $832,364.50 in past due investment advisory fees and operating expenses paid by Renaissance Group on behalf of the Partnership. In addition, Renaissance Partners has made payments to Renaissance Group in the amount of $154,000 for expense reimbursement.

     Neither Renaissance Group nor its affiliates are prohibited from engaging in activities outside Renaissance Partners' business. Renaissance Group and its officers and employees devote such time to Renaissance Partners' business as is necessary for the conduct of Renaissance Partners' operations. In addition to the Partnership, Renaissance Group serves as Managing General Partner and investment adviser for Renaissance Capital Partners II, Ltd., a business development company with goals and operations comparable to those of the Partnership. Renaissance Group also serves as investment adviser to Renaissance Capital Growth & Income Fund III, Inc., a closed-end business development company listed on the Nasdaq National Market with goals and operations comparable to those of the Partnership. Renaissance Group is also the Manager of Renaissance U.S. Growth and Income Trust, PLC, an investment trust listed on the London Stock Exchange, which invests primarily IN privately placed convertible debentures in U.S. public corporations.

BACKGROUND AND EXPERIENCE OF INDEPENDENT GENERAL PARTNERS

     Mr. Ernest C. Hill, age 57, has a broad background in convertible securities analysis with major NYSE brokerage firms and institutional investors. He specializes in computer-aided investment analysis and administrative procedures. Mr. Hill was awarded a Ford Fellowship to the Stanford School of Business, where he received an MBA, with honors, in Investment and Finance. Mr. Hill's prior experience includes service as Assistant Professor of Finance, Southern Methodist University, and Associate Director of the Southwestern Graduate School of Banking.

     Mr. Don M. Patterson, age 53, has experience both as a corporate executive officer and as a professional corporate advisor. Professionally qualified as a CPA and an attorney, Mr. Patterson has, for more than 5 years, been primarily self-employed, serving as a financial consultant to smaller public companies. From 1988 to 1990, he served as Senior Vice President and Chief Financial Officer of Securities Services Insurance Company, a specialty insurance carrier. From 1986 to 1988, he served as Vice President-Financial and Administration for Computer Support Corp. Mr. Patterson holds a BSBA/Accounting degree from the University of Tulsa and a JD degree from the University of Tulsa College of Law. Mr. Patterson also currently serves as a director of Dallas Athletic Supply, Inc.

     The Fund does not pay any fees to, or reimburse expenses of, its Independent General Partners are considered "interested persons" of the Fund. The aggregate compensation for 1996 paid by Renaissance Partners to each Independent General Partner, and the aggregate compensation paid to each of Independent General Partner for the most recently completed fiscal year by other funds to which Renaissance Group provides investment advisory services (collectively, the "Renaissance Fund Complex") is as set forth below:

   Name of          Aggregate       Pension or     Estimated       Total
 Independent      Compensatiion     Retirement       Annual     Compensation
   General           on from         Benefits       Benefits       from
   Partner            Fund          Accrued As        upon       Fund and
                                     Part of       Retirement   Renaissance
                                      Fund                         Fund
                                    Expenses                      Complex

Ernest C. Hill     $24,000.00         $0               $0       $74,855.16
Don M. Patterson   $24,000.00         $0               $0       $24,000.00



BACKGROUND AND EXPERIENCE OF DIRECTORS AND OFFICERS OF RENAISSANCE GROUP

     The   following  table  sets  forth  certain  information  regarding  the directors and officers of the Managing General Partner:

     Name:                             Position:

 Russell Cleveland               Chairman, President, Chief
                                 Executive Officer, and Director
 Vance M. Arnold                 Executive Vice President
 Barbe Butschek                  Senior Vice President, Treasurer,
                                 and Secretary and Director
 Mardon M. Navalta               Vice President - Corporate Finance
 Norman D. Cox                   Vice President - Portfolio Monitoring


     Russell Cleveland, age 58, is the principal founder and majority shareholder of Renaissance Group. He is a Chartered Financial Analyst with over twenty-five years experience as a specialist in investments for smaller capitalization companies. Mr. Cleveland served as a director of Greiner Engineering, Inc. (NYSE), a former portfolio investment of a Renaissance Group investment partnership. A graduate of the Wharton School of Business, Russell Cleveland has served as President of the Dallas Association of Investment Analysts and as the investment advisor director designee for the following Renaissance Partners portfolio companies: Biopharmaceutics, Inc., Global Environmental, Inc., and UNICO, Inc.

     Vance M. Arnold, age 52, joined Renaissance Group in 1994. Mr. Arnold is a Chartered Financial Analyst and has served as President of the Houston Society of Financial Analysts. He holds a BBA from the University of Texas at Austin and an MBA from East Texas State University. Before joining Renaissance, Mr. Arnold served, from April 1988 to September 1994, as Senior Vice President of Investment Advisors, Inc., Houston, Texas.

     Barbe Butschek, age 42, has been associated with Renaissance Group and its predecessor companies since 1977. As Senior Vice President and Secretary/Treasurer, she has been responsible for office management, accounting management, and records management of the series of investor limited partnerships. Ms. Butschek supervises investor records and information with respect to Renaissance Group and its funds. She also prepares and maintains investor tax and information reports. Barbe Butschek serves as Secretary for Renaissance Capital Partners II, Ltd., the Partnership, and as Secretary and Treasurer of Renaissance Capital Growth & Income Fund III, Inc. She also serves as Secretary of RenCap Securities, Inc., a wholly-owned subsidiary of Renaissance Group and registered Broker-Dealer.

     Mardon M. Navalta, age 36, joined Renaissance Group in June 1993. His principal responsibilities include investment research and due diligence analysis on prospective new investments. Mr. Navalta's prior experience includes employment with Dallas Research & Trading, Inc. from 1991 to 1993, where he served as a registered representative and analyst, managing client investments. Before 1991, he spent five years as an analyst for Dallas Securities Investment Corporation, where he specialized in research, quantitative analysis, and due diligence investigations. Mr. Navalta holds a degree in Finance from North Texas State University.

     Norman D. Cox, age 58, joined Renaissance Group in November 1995 and is responsible for portfolio monitoring. He has broad experience in accounting and finance. Mr. Cox is a C.P.A. with experience in both public and private accounting. Upon graduation from Oklahoma State University with a M.S. Degree in Accounting, he spent seven years with Arthur Anderson & Co. Prior to coming to Renaissance, Mr. Cox served 26 years with a private investment group, first as Chief Financial Officer, then as President.


                        MATTERS  TO BE CONSIDERED AT MEETING

                PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     KPMG Peat Marwick examined the financial statements of Renaissance Partners for the fiscal year ending December 31, 1996. A representative of KPMG Peat Marwick is expected to be present at the Annual Meeting. The KPMG Peat Marwick representative will respond to appropriate questions and will have an opportunity to make a statement, should he or she desire to do so.

     The Independent General Partners have appointed KPMG Peat Marwick to examine the financial statements of Renaissance Partners for the fiscal year ending December 31, 1997. Ratification is required for the appointment of KPMG Peat Marwick because of regulatory requirements under the 1940 Act. The affirmative vote of a majority of the votes represented at the Annual Meeting is required to ratify the appointment by the Independent General Partners of KPMG Peat Marwick as independent public accountants for the current fiscal year.

     THE GENERAL PARTNERS OF RENAISSANCE PARTNERS RECOMMEND THAT EACH LIMITED PARTNER VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK AS RENAISSANCE PARTNERS' INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                                   OTHER BUSINESS

     Management knows of no other business to be presented at the Annual Meeting that will be voted on by the Limited Partners. If, however, other matters should properly come before the Annual Meeting or any adjournment(s), the person or persons voting such proxy will vote the proxy as in their discretion they may deem appropriate.

                                LIMITED PARTNER PROPOSALS

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, Limited Partners may present proper proposals for inclusion in Renaissance Partners' proxy statement for consideration at its Annual Meeting of Limited Partners by submitting proposals to Renaissance Partners in a timely manner. To be included for the 1998 Annual Meeting of Limited Partners, Limited Partner proposals must be received by Renaissance Group by November 23, 1997, and must otherwise comply with the requirements of Rule 14a-8.

     Copies of the annual report on Form 10-K have been filed with the Securities and Exchange Commission. If you would like a copy of said report, please check the appropriate box on the proxy card and enclose the card in the self-addressed postage paid envelope and a copy of the report shall be forwarded to you free of charge by first class mail.

                              By Order of the General Partners of
                              Renaissance Capital Partners, Ltd.

                              /s/ Barbe Butschek

                              BARBE BUTSCHEK,
                              Secretary of Renaissance Capital Group, Inc., Managing General Partner
Dallas, Texas
March 24, 1997



IMPORTANT: PLEASE RETURN YOUR PROXY PROMPTLY. LIMITED PARTNERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR UNITS TO BE VOTED ARE URGED TO DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.